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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  July 30, 1996


                     DIGITAL TECHNOLOGIES MEDIA GROUP, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                   0-9311              87-0269260
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        (State or other             (Commission         (I.R.S. Employer
        jurisdiction of             File Number)         Identification
        incorporation)                                       Number)

         955 South Virginia Street, Reno, Nevada                  89502
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        (Address of principal executive offices)              (Zip Code)

Issuer's telephone number, including area code:  (702) 786-2144

                       Miller & Benson International, Ltd.
          23548 Calabasas Road, Suite 203, Calabasas, California 91302
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         (Former name or former address, if changed since last report.)

Exhibit index page numbers:  9 - 10.

Total sequentially numbered pages in this document:  ___.


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     On July 30, 1996, pursuant to a Stock Exchange Agreement dated as of June 28, 1996 (the "Agreement"), between Miller & Benson International, Ltd., a Delaware corporation (now known as Digital Technologies Media Group, Inc.) (the "Company"), and Digital Technologies Group, Inc., a Delaware corporation ("DTG"), and all of the shareholders of DTG, the Company acquired 100% of the outstanding capital stock of DTG, thus causing DTG to become a wholly-owned subsidiary of the Company. In consideration for the acquisition of the outstanding capital stock of DTG, the Company issued 4,401,127 shares of its common stock, and in conjunction therewith all of the directors and officers of the Company resigned and new officers and directors were appointed. The new officers and directors were previously officers and directors of DTG. The 4,401,127 shares represent approximately 81.5% of the issued and outstanding shares of the Company's common stock, which is the only class of the Company's equity securities issued and outstanding, thus resulting in a change in control of the Company.

     Except as noted, all common share amounts referred to herein are after giving effect to a 1-for-100 reverse stock split effective July 26, 1996 (the "Reverse Stock Split"), as provided for in the Agreement. On June 28, 1996, prior to the Reverse Stock Split and the closing of the Agreement, the Company had 42,000,000 shares of common stock issued and outstanding or to be issued. The Reverse Stock Split was authorized by order of the U.S. Bankruptcy Court on June 25, 1991, in conjunction with the confirmation of the Company's Plan of Reorganization. The Company's predecessor entity, Oil Securities, Inc., a Nevada corporation, had previously filed for protection under Chapter 11 of the U.S. Bankruptcy Code on May 2, 1988. On May 12, 1993, the bankruptcy proceedings were closed by the entry of an order of final decree by the U.S. Bankruptcy Court.

     As a result of the acquisition of DTG by the Company and the issuance of the 4,401,127 shares of common stock, the former shareholders of DTG acquired control of the Company. Communications Services International, a foreign corporation (now known as CSI Ventures S.A.) ("CSI"), owned approximately 80% of the outstanding capital stock of DTG immediately prior to its acquisition by the Company, and was thus the controlling shareholder of DTG. Subsequent to the acquisition of DTG by the Company, CSI owns approximately 40% of the outstanding capital stock of the Company, and could thus be deemed to have the ability to direct the management and policies of the Company. Arthur Newberger is the U.S. agent and 3% minority shareholder of CSI.

     In conjunction with the Agreement, effective July 30, 1996, Norman Gross resigned as President and Director and Robert N.


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Weingarten resigned as Chief Financial Officer, Secretary and Director; and
Arthur Newberger was appointed President and Director, David Kekich was appointed Secretary and Director, and Ely J. Mandell was appointed Chief Financial Officer and Director.

     Additional information with respect to this transaction is contained at "ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS."

     Except as included in the Agreement, or as disclosed elsewhere in this document, there are no other arrangements or understandings between members of both former and new control groups and their associates concerning the election of directors or other matters.

     There are no contractual arrangements known to the Company which may later result in a change in control of the Company.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On July 30, 1996, pursuant to the Agreement, the Company acquired 100% of the capital stock of DTG from its shareholders in exchange for 4,401,127 shares of the Company's common stock.

     DTG was founded in April 1995 to capitalize on the growth in the distribution of multimedia programming. On May 1, 1995, pursuant to a purchase agreement with CSI, DTG issued a $3,000,000 secured convertible debenture with interest at 10% in exchange for certain assets, including accounts receivable, film rights to several television series, and a distribution network. In November 1995, the secured convertible debenture was converted into 6% convertible preferred stock of DTG, which was subsequently converted into approximately 80% of the outstanding shares of common stock of DTG contemporaneous with the execution of the Agreement on June 28, 1996. In conjunction with the CSI transaction, Arthur Newberger, the U.S. agent and a 3% minority shareholder of CSI, became the President and Chief Executive Officer of DTG. DTG's current business is the acquisition and distribution of multimedia programming worldwide, with DTG's customers consisting of domestic and foreign television and cable channels, as well as sub-distributors.

     The terms of the transaction, including the nature and amount of consideration, were determined in arm's-length negotiations between the parties. There was no material prior relationship between the Company (including any of the Company's affiliates, any director or officer of the Company, or any associates of the Company's officers or directors) and DTG (including any of DTG's affiliates, any director or officer of DTG, or any associates of DTG's officers or directors).


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     In order to fund the costs of the Agreement and pay certain existing obligations of the Company, the Company entered into a transaction with Madera International, Inc. ("Madera"), formerly known as Weaver Arms Corporation, a public company incorporated in the State of California. The Company agreed to issue 500,000 shares of its restricted common stock to Madera at the closing of the Agreement in exchange for 166,667 shares of common stock of Madera. The Company sold the shares of Madera common stock for net proceeds of approximately $23,000.

     At the closing of the Agreement, B.D. Brooke & Company was issued 600,000 shares of the Company's common stock (allocated from the shares issuable to CSI) as payment for services rendered in conjunction with the acquisition of DTG by the Company. The shares of B.D. Brooke & Company are held by Mr. Mandell as custodian for his three minor children. Mr. Mandell is an officer and director of B.D. Brooke & Company, but disclaims any beneficial ownership of B.D. Brooke & Company. In November 1991, Mr. Mandell entered into a Consent Decree with the U.S. Securities and Exchange Commission, pursuant to which Mr. Mandell agreed to refrain from violating Section 5(c) of the Securities Act of 1933, as amended. Mr. Mandell neither admitted nor denied guilt under that Consent Decree. During March 1992, Mr. Mandell declared personal bankruptcy pursuant to Chapter 7 of the U.S. Bankruptcy Code.

     At the Closing of the Agreement, as compensation for services rendered through June 28, 1996, Mr. Gross and Mr. Weingarten were each issued an additional 40,000 shares of common stock, which the Company has agreed to register in any Registration Statement on Form S-8 that the Company may subsequently file. In addition, Mr. Gross and Mr. Weingarten were also reimbursed for their prior advances to the Company aggregating $1,550 through June 28, 1996.

     Additional information with respect to this transaction is contained at "ITEM 1. CHANGES IN CONTROL OF REGISTRANT."

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     The Company's most recently filed Annual Report on Form 10-K was for the fiscal year ended December 31, 1986, and included consolidated financial statements with a qualified independent certified public accountants report issued by Peat Marwick Main & Co., Los Angeles, California. The Company's predecessor entity, Oil Securities, Inc., subsequently filed for protection under Chapter 11 of the U.S. Bankruptcy Code on May 2, 1988, and liquidated all of its assets and settled or restructured all of its liabilities pursuant to a Plan of Reorganization confirmed on June 25, 1991. For several years prior to the transaction with DTG, the Company had been inactive, with its activities limited


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to maintaining the corporate entity and evaluating potential business opportunities.

     Effective July 30, 1996, in conjunction with the closing of the DTG Agreement, and with the approval of its board of directors, the Company engaged the accounting firm of Jay J. Shapiro, C.P.A., a Professional Corporation, Encino, California, as the Company's new independent certified public accountant. Jay J. Shapiro was the independent certified public accountant of DTG, having audited the financial statements of DTG for the period April 1, 1995 (inception) through December 31, 1995.

     Prior to the engagement of Jay J. Shapiro, the Company did not consult with such firm regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was either the subject of a disagreement or a reportable event.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

    (a)  Financial statements of businesses acquired -

         It is impracticable at this time to provide the required financial statements. Such financial statements will be provided by amendment within 75 days subsequent to July 30, 1996.


    (b)  Pro forma financial information -

         As the Company had no assets or operations prior to the acquisition of DTG, pro forma financial information is not presented.


    (c)  Exhibits -

         Exhibit
         Number       Description
         -------      -----------

            2.1 Plan of Reorganization and Agreement of Merger between Oil Securities, Inc., a Nevada corporation, and Miller & Benson International, Ltd., a Delaware corporation, dated as of January 27, 1992

            2.2 Articles of Merger of Oil Securities, Inc. (a Nevada corporation) into Miller & Benson International, Ltd. (a Delaware corporation) dated January 27, 1992, filed in the Office of the Secretary of State of the State of Nevada on January 27, 1992

            2.3 Certificate of Ownership and Merger of Oil Securities, Inc. (a Nevada corporation) into Miller & Benson International, Ltd. (a Delaware corporation) dated January 27, 1992, filed in the Office of the Secretary of State of the State of Delaware on January 27, 1992

            2.4        Stock Exchange Agreement among Miller & Benson
                      International, Ltd. and Digital Technologies Group, Inc. and Shareholders of Digital Technologies Group, Inc., dated as of June 28, 1996


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    (c)  Exhibits (continued) -

         Exhibit
         Number       Description
         -------      -----------

          3(i).1 Certificate of Incorporation of Miller & Benson International, Ltd. dated January 22, 1992, filed in the Office of the Secretary of State of the State of Delaware on January 23, 1992

          3(i).2 Certificate of Amendment of Certificate of Incorporation of Miller & Benson International, Ltd., a Delaware corporation, dated July 31, 1994, filed in the Office of the Secretary of State of the State of Delaware on August 9, 1994 (to effect a 200-for-1 forward split of the outstanding shares of common stock)

          3(i).3 Certificate of Amendment of Certificate of Incorporation dated July 26, 1996, filed in the Office of the Secretary of State of the State of Delaware on July 26, 1996 (to effect a 1-for-100 reverse split of the outstanding shares of common stock)

          3(i).4 Certificate of Amendment of Certificate of Incorporation dated August 1, 1996, filed in the Office of the Secretary of State of the State of Delaware on August 1, 1996 (to change the name of the corporation to Digital Technologies Media Group, Inc.)

         3(ii).1 By-Laws of Miller & Benson International, Ltd. (a Delaware Corporation)


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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           DIGITAL TECHNOLOGIES MEDIA GROUP, INC.
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                                        (Registrant)

                                        /s/ ELY J. MANDELL
Date:  August 14, 1996             By:  _________________________
                                        Ely J. Mandell
                                        Chief Financial Officer


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                                INDEX TO EXHIBITS
                                -----------------

Exhibit                                                    Page
Number      Description                                   Numbers
- ------      -----------                                   -------

  2.1       Plan of Reorganization and Agreement of
            Merger between Oil Securities, Inc., a
            Nevada corporation, and Miller & Benson
            International, Ltd., a Delaware corporation, dated as of January 27, 1992

  2.2       Articles of Merger of Oil Securities, Inc.
            (a Nevada corporation) into Miller & Benson
            International, Ltd. (a Delaware
            corporation) dated January 27, 1992, filed in the Office of the Secretary of State of the State of Nevada on January 27, 1992

  2.3       Certificate of Ownership and Merger of Oil
            Securities, Inc. (a Nevada corporation)
            into Miller & Benson International, Ltd. (a
            Delaware corporation) dated January 27,
            1992, filed in the Office of the Secretary of State of the State of Delaware on January 27, 1992

  2.4       Stock Exchange Agreement among Miller &
            Benson International, Ltd. and Digital
            Technologies Group, Inc. and Shareholders of Digital Technologies Group, Inc., dated as of June 28, 1996

3(i).1      Certificate of Incorporation of Miller &
            Benson International, Ltd. dated January
            22, 1992, filed in the Office of the
            Secretary of State of the State of Delaware on January 23, 1992

3(i).2      Certificate of Amendment of Certificate of
            Incorporation of Miller & Benson
            International, Ltd., a Delaware
            corporation, dated July 31, 1994, filed
            in the Office of the Secretary of State of the State of Delaware on August 9, 1994
            (to effect a 200-for-1 forward split of the outstanding shares of common stock)


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                          INDEX TO EXHIBITS (CONTINUED)
                          -----------------------------

Exhibit                                                    Page
Number      Description                                   Numbers
- ------      -----------                                   -------

3(i).3      Certificate of Amendment of Certificate of
            Incorporation dated July 26, 1996, filed in the Office of the Secretary of State of the State of Delaware on July 26, 1996 (to effect a 1-for-100 reverse split of the outstanding shares of common stock)

3(i).4      Certificate of Amendment of Certificate of
            Incorporation dated August 1, 1996, filed in the Office of the Secretary of State of the State of Delaware on August 1, 1996 (to change the name of the corporation to Digital
            Technologies Media Group, Inc.)

3(ii).1     By-Laws of Miller & Benson International,
            Ltd. (a Delaware Corporation)


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